UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22154

Columbia ETF Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1- 800-345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2013

Columbia ETF Trust

Columbia Large Cap Growth ETF

Columbia Select Large Cap Growth ETF

Columbia Select Large Cap Value ETF

Columbia Core Bond ETF

Columbia Intermediate Municipal Bond ETF

Not FDIC insured • No bank guarantee • May lose value

Columbia ETF Trust

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much. For the latest news, up-to-date fund performance and portfolio information for the funds in the Columbia ETF Trust, please visit us at columbiamanagementetf.com.

Thank you for your continued support of the Columbia ETF Trust. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia ETF Trust

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagementetf.com. The prospectus should be read carefully before investing.

The Columbia ETF Trust is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia ETF Trust

Table of Contents

Columbia Large Cap Growth ETF
Performance Overview	2
Manager Discussion of Fund Performance	4
Columbia Select Large Cap Growth ETF
Performance Overview	6
Manager Discussion of Fund Performance	8
Columbia Select Large Cap Value ETF
Performance Overview	10
Manager Discussion of Fund Performance	12
Columbia Core Bond ETF
Performance Overview	14
Manager Discussion of Fund Performance	16
Columbia Intermediate Municipal Bond ETF
Performance Overview	18
Manager Discussion of Fund Performance	20
Understanding Your Fund's Expenses	22
Frequency Distribution of Premiums and Discounts	23
Portfolio of Investments	25
Statements of Assets and Liabilities	46
Statements of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	50
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	63
Federal Income Tax Information	64
Trustees and Officers	65
Important Information About This Report	73

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

For more information about any of the funds, please visit columbiamanagementetf.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia ETF Trust

Performance Overview

Columbia Large Cap Growth ETF

Performance Summary

>  Columbia Large Cap Growth ETF (the Fund) returned 28.57% at net asset value and 39.62% at market price for the 12-month period that ended October 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 28.30% for the same 12 months.

>  Strong results among consumer discretionary and information technology holdings generally accounted for the Fund's performance advantage, which also was helped by underexposure to the weaker-performing consumer staples sector.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Market Price	10/02/09	39.62	15.51
Net Asset Value	10/02/09	28.57	15.74
Russell 1000 Growth Index		28.30	17.43
S&P 500 Index		27.18	16.40

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares or brokerage commissions or other charges imposed by brokers on transactions in Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Advisers, LLC took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. On March 1, 2013, the S&P 500 Index was eliminated as one of the Fund's primary benchmarks. The Investment Manager made this recommendation to the Fund's Board of Trustees because the Russell 1000 Growth Index, alone, provides a more appropriate basis for comparing the Fund's performance. Information on both indexes will be included for a one-year transition period. In the future, however, only the Russell 1000 Growth Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia ETF Trust

Performance Overview (continued)

Columbia Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Large Cap Growth ETF

For the 12-month period that ended October 31, 2013, the Fund returned 28.57% at net asset value and 39.62% at market price. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 28.30% for the same 12 months. An overweight relative to the benchmark in consumer discretionary stocks helped results substantially, as did strong results from stock selection in the information technology sector and an underweight relative to the benchmark in the relatively poor-performing consumer staples group. A lack of exposure to some of the benchmark's stronger performers detracted from relative results.

Modest Improvements Driving U.S. Economy

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the 12-month period ended October 31, 2013. However, steady job growth, a solid rebound in the housing market and increased manufacturing activity drove growth steadily higher in each consecutive quarter of the period. Pent-up demand, low mortgage rates and an improving labor market have helped home sales. Foreclosure activity has also trended downward. However, the construction industry has not been a significant beneficiary of this activity. Homebuilders registered a slowdown in the last two months of the period. After a brief pullback in the manufacturing sector, manufacturing activity picked up late in the summer. And, business surveys and recent demand measures suggest that business spending could be poised to pick up. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Federal Reserve (the Fed) began to talk about removing some of its support. However, when the Fed failed to take action after its September meeting, investor enthusiasm was restored and the market rally rebooted.

Contributors and Detractors

The Fund had more exposure than the benchmark to the consumer discretionary sector, which was a strong performer. Stock selection within the sector also aided results. Notable outperformers included Las Vegas Sands, Priceline.com and Starbucks. Gambling casino operator Las Vegas Sands rose on improving revenue and global profit trends, with particularly strong results from casino operations in Singapore and Macau. Meanwhile, the continuing trend by consumers to book their travel reservations over the Internet benefited Priceline.com, which recorded strong revenue and profit growth. At the same time, shares of coffee shop chain Starbucks advanced in price on strong sales growth both domestically and globally. In information technology, an overweight in internet-related companies led to significant contributions from holdings such as LinkedIn, the on-line career networking and recruitment site; diversified search and Internet company Google and online social networking company Facebook. Among technology hardware companies, NCR, which manufactures devices to process transactions, also did well. Within the health care sector, Gilead Sciences and Thermo Fisher Scientific made noteworthy contributions to results. Biotechnology company Gilead Sciences rose on improving prospects for several developing pharmaceutical products, while Thermo Fisher, a producer of instruments and equipment for the life sciences, rose on solid earnings and a successful new company acquisition with the potential to add to profits. An underweight in the weak-performing consumer staples sector also helped relative

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA

Colin Moore, AIIMR

Fred Copper, CFA

Top 10 Holdings (%) (at October 31, 2013)
Google, Inc.	4.2
Apple, Inc.	4.0
QUALCOMM, Inc.	2.5
Gilead Sciences, Inc.	2.5
Microsoft Corp.	2.3
Las Vegas Sands Corp.	2.0
Amazon.com, Inc.	2.0
Schlumberger Ltd.	1.9
Verizon Communications, Inc.	1.9
Facebook, Inc.	1.8

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled Portfolio of Investments. The Fund's holdings are subject to change

Sector Allocation (%) (at October 31, 2013)
Information Technology	29.4
Consumer Discretionary	20.4
Health Care	16.2
Industrials	10.9
Energy	6.5
Financials	5.2
Consumer Staples	4.9
Materials	4.0
Telecommunication Services	1.9
Short Term Investment	1.2
Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Large Cap Growth ETF

results, especially the decision to avoid owning a leading soft drink company, which significantly underperformed. However, lack of exposure to some better performing large companies within industrials and technology held back relative performance.

Looking Ahead

We will continue to pursue reasonably valued, high quality growth companies with competitive strengths across multiple geographic regions — companies with leading market shares, strong management teams and solid balance sheets. We continue to believe that the market offers new opportunities. We have become somewhat more selective in terms of valuations, given the overall market's strong move over the first 10 months of 2013. We continue to believe there are companies with the potential to improve their competitive positions in an environment of relatively slow but steady economic growth, and we believe our investment process is well suited to identifying those opportunities.

Investment Risks

Since the Fund invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund's performance. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility. Because the Fund may emphasize one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2013

Columbia ETF Trust

Performance Overview

Columbia Select Large Cap Growth ETF

Performance Summary

>  Columbia Select Large Cap Growth ETF (the Fund) returned 37.79% at net asset value and 49.83% at market price for the 12-month period that ended October 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 28.30% for the same 12 months.

>  Investments in the information technology sector were responsible for much of the Fund's outperformance relative to its benchmark, although the Fund's holdings in the health care and consumer discretionary sectors also helped.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Market Price	10/02/09	49.83	15.28
Net Asset Value	10/02/09	37.79	15.21
Russell 1000 Growth Index		28.30	17.43
S&P 500 Index		27.18	10.52

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares or brokerage commissions or other charges imposed by brokers on transactions in Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Investment Advisers, LLC took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. On March 1, 2013, the S&P 500 Index was eliminated as one of the Fund's primary benchmarks. The Investment Manager made this recommendation to the Fund's Board of Trustees because the Russell 1000 Growth Index, alone, provides a more appropriate basis for comparing the Fund's performance. Information on both indexes will be included for a one-year transition period. In the future, however, only the Russell 1000 Growth Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia ETF Trust

Performance Overview (continued)

Columbia Select Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Select Large Cap Growth ETF

For the 12-month period that ended October 31, 2013, the Fund returned 37.79% at net asset value and 49.83% return at market price. The Fund's performance exceeded the 28.30% gain of the Russell 1000 Growth Index. Performance was especially strong in the information technology sector, with added support from holdings in the health care and consumer discretionary sectors. While the Fund's industrials stocks produced positive returns, they did not keep pace with the overall portfolio and detracted from relative results.

Modest Improvements Driving U.S. Economy

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the 12-month period ended October 31, 2013. However, steady job growth, a solid rebound in the housing market and increased manufacturing activity drove growth steadily higher in each consecutive quarter of the period. Pent-up demand, low mortgage rates and an improving labor market have helped home sales. Foreclosure activity has also trended downward. However, the construction industry has not been a significant beneficiary of this activity. Homebuilders registered a slowdown in the last two months of the period. After a brief pullback in the manufacturing sector, manufacturing activity picked up late in the summer. And, business surveys and recent demand measures suggest that business spending could be poised to pick up. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Federal Reserve (the Fed) began to talk about removing some of its support. However, when the Fed failed to take action after its September meeting, investor enthusiasm was restored and the market rally rebooted.

Contributors and Detractors

Selections in internet social networking sites Facebook and LinkedIn led strong results in information technology investments. After Facebook rose substantially as the company successfully raised advertising revenues from mobile devices, we reduced the Fund's exposure somewhat. Meanwhile LinkedIn gained as it reported strong revenue growth by monetizing its career networking site. Health care selections also made notable contributions to results, led by biotechnology firms Celgene and Gilead Sciences. Shares of Celgene, a leader in treating blood cancers, appreciated as the company increased longer-term earnings guidance for its therapies. Meanwhile Gilead, which provides therapies for treatment of HIV infections and hepatitis, generated better-than-expected earnings and also reported impressive clinical trial results for products in development. Investments in consumer discretionary stocks also made notable contributions, with leading performers including e-commerce leader Amazon.com and apparel maker Michael Kors. Amazon.com continued to gain market share over traditional retailers while making investments toward future growth, while Michael Kors reported impressive gains in same-store revenues.

Although positions in industrials produced a healthy, positive return, they detracted somewhat from the Fund's strong performance relative to its benchmark. For example, early in the period we added a position in Fastenal, a distributor of industrial fasteners, such as nuts and bolts. The company continued to increase its share of a highly fragmented market, aided by its current footprint

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Colin Moore, AIIMR

Fred Copper, CFA

Top 10 Holdings (%) (at October 31, 2013)
Priceline.com, Inc.	4.1
Google, Inc.	4.1
Celgene Corp.	3.8
Michael Kors Holdings Ltd.	3.7
Amazon.com, Inc.	3.6
Salesforce.com, Inc.	3.4
Precision Castparts Corp.	3.3
Gilead Sciences, Inc.	3.3
FMC Technologies, Inc.	3.3
Red Hat, Inc.	3.2

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled Portfolio of Investments. The Fund's holdings are subject to change

Sector Allocation (%) (at October 31, 2013)
Information Technology	38.2
Health Care	19.4
Consumer Discretionary	18.2
Industrials	7.7
Energy	7.6
Materials	4.5
Financials	2.2
Short Term Investment	1.4
Telecommunication Services	0.6
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Select Large Cap Growth ETF

of supply stores and its unique deployment of vending machine cabinets, which have demonstrated the ability to generate additional sales and margins. While Fastenal shares rose, they underperformed other industrial names. We retained the investment because we think the company is well positioned as the manufacturing sector rebounds, the result of lower energy costs and improvement in housing. We sold certain names that detracted from performance, including Edwards Lifesciences, a health care company that produces devices used in cardiovascular treatments, and Lululemon Athletica, a consumer discretionary firm producing leisure and athletic clothing.

Increased Focus on Technology

We added to holdings throughout the period in the information technology sector as we saw new opportunities. Newer technology investments included ARM Holdings, Red Hat and VMware. ARM provides technology for the semiconductor industry, while Red Hat produces enterprise software products and services and VMware is a software company providing technology to help clients aggregate processing by network servers.

Looking Ahead

Mindful that markets do not move in straight lines, we have trimmed some of the Fund's winners. However, because we believe the market is efficient over longer periods, we believe it is important to be patient, to maintain a long-term focus and to allow growth to germinate for stocks in which we have high conviction for their ultimate growth potential.

Investment Risks

Since the Fund invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund's performance. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund's value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment which could result in losses that significantly exceed the fund's original investment. Fund concentration generally leads to greater price volatility.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2013

Columbia ETF Trust

Performance Overview

Columbia Select Large Cap Value ETF

Performance Summary

>  Columbia Select Large Cap Value ETF (the Fund) returned 31.59% at net asset value and 31.61% at market price for the 12-month period that ended October 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 28.29% for the same 12 months.

>  Stock selection drove the Fund's strong performance relative to its benchmark, especially in the financials sector.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Market Price	05/01/09	31.61	18.97
Net Asset Value	05/01/09	31.59	18.93
Russell 1000 Value Index		28.29	19.32

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares or brokerage commissions or other charges imposed by brokers on transactions in Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Investment Advisers, LLC took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia ETF Trust

Performance Overview (continued)

Columbia Select Large Cap Value ETF

Performance of a $10,000 Investment (May 1, 2009 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Select Large Cap Value ETF

For the 12-month period that ended October 31, 2013, the Fund returned 31.59% at net asset value and 31.61% at market price. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 28.29% for the same time period. Good overall stock selection, most notably in the financials sector, helped drive the Fund's performance relative to its benchmark. Disappointments were mostly company specific.

Modest Improvements Driving U.S. Economy

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the 12-month period ended October 31, 2013. However, steady job growth, a solid rebound in the housing market and increased manufacturing activity drove growth steadily higher in each consecutive quarter of the period. Pent-up demand, low mortgage rates and an improving labor market have helped home sales. Foreclosure activity has also trended downward. However, the construction industry has not been a significant beneficiary of this activity. Homebuilders registered a slowdown in the last two months of the period. After a brief pullback in the manufacturing sector, manufacturing activity picked up late in the summer. And, business surveys and recent demand measures suggest that business spending could be poised to pick up. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Federal Reserve (the Fed) began to talk about removing some of its support. However, when the Fed failed to take action after its September meeting, investor enthusiasm was restored and the market rally rebooted.

Strong Stock Selection Aided Results

Stock selection drove fund performance, especially in the financials sector, where the Fund had more exposure than the benchmark. Among the Fund's financials holdings, Morgan Stanley was the leading contributor. Best known for its fixed-income trading, Morgan Stanley enjoyed excellent results from other operations during the period, such as wealth management and investment banking. Rising interest rates led to widening profit margins from the lending operations of major banks, resulting in solid performance by institutions such as Citigroup, JP Morgan Chase and Bank of America. The Fund's exposure to diversified life insurers also helped performance, led by holdings such as UNUM, Prudential and Met Life. All three companies benefited from improving profits from their investment operations, which augmented good returns from insurance underwriting. Outside the financials sector, notable contributors included Tyson Foods which generated solid earnings growth both from domestic and export sales, and hardware chain Lowe's, whose earnings rose as the housing industry revived.

Despite the strong business prospects, Freeport McMoRan Copper and Gold and Philip Morris International produced disappointing results. Freeport, the world's largest copper miner as well as the industry's lowest-cost producer, lost favor with investors following a controversial acquisition and a slowdown in emerging market demand. The company is still profitable, and we think that in a reasonable global growth environment our patience will be rewarded. Industry trends also handicapped Philip Morris International, the distributor outside the United States

Portfolio Management

Neil Eigen

Richard Rosen

Top 10 Holdings (%) (at October 31, 2013)
Applied Materials, Inc.	4.5
Wells Fargo & Co.	4.3
Morgan Stanley	4.1
Bristol-Myers Squibb Co.	4.0
Lowe's Cos., Inc.	3.8
Tyson Foods, Inc. Class A	3.6
Anadarko Petroleum Corp.	3.6
Union Pacific Corp.	3.4
Bank of America Corp.	3.3
Valero Energy Corp.	3.1

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled Portfolio of Investments. The Fund's holdings are subject to change

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Select Large Cap Value ETF

of tobacco brands such as Marlboro cigarettes. The company's stock performance was hurt by increases in excise taxes and new anti-smoking campaigns in several countries. However, we think it retains excellent long-term investment prospects, as it has the potential to deliver double-digit profit gains while still paying out healthy dividends.

Portfolio Changes

Throughout the fiscal year, we kept the portfolio concentrated in approximately 35 companies whose share prices and earnings prospects looked especially appealing, keeping portfolio turnover low for the period. We sold a position in U.S. Bancorp after its stock price reached our estimate of its potential and we used the proceeds to invest in semiconductor company Applied Materials. Our investment thesis regarding Applied Materials is based on our current belief that the company has substantial earnings power, driven by cost cutting and the accretive acquisition of Tokyo Electron, both orchestrated by a dynamic new CEO and CFO. Management efforts have the potential to compound the impact of the industry's cyclical recovery.

Looking Ahead

Even after the equity market's strong performance over the past 12 months, we believe that equities remain fairly valued, with the potential to advance higher with any acceleration in economic growth trends. Corporations currently appear to be in solid financial shape. They have demonstrated their ability to improve profits steadily even in a period of modest economic growth. Meanwhile, the job market, at present, is expanding and inflation has been held in check. We are not overly concerned at this time that the Fed might begin tapering its more aggressive stimulus policies, as we believe that adjustments would be approached cautiously and timed to recognize that the economy had strengthened enough to expand on its own.

Sector Allocation (%) (at October 31, 2013)
Financials	25.7
Energy	16.2
Industrials	13.4
Consumer Staples	11.5
Health Care	8.9
Consumer Discretionary	8.7
Materials	6.8
Information Technology	6.0
Utilities	2.3
Short Term Investment	0.9
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

Since the Fund invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. The Fund, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund or Fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2013

Columbia ETF Trust

Performance Overview

Columbia Core Bond ETF

Performance Summary

>  Columbia Core Bond ETF (the Fund) returned -1.26% at net asset value and -3.96% at market value for the 12-month period that ended October 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.08% for the same 12 months.

>  The Fund's approach closely targeted its underlying benchmark. Returns were competitive in an environment that offered few bright spots for fixed-income investors.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Market Price	01/29/10	(3.96)	4.36
Net Asset Value	01/29/10	(1.26)	4.53
Barclays U.S. Aggregate Bond Index		(1.08)	4.25

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares or brokerage commissions or other charges imposed by brokers on transactions in Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Investment Advisers, LLC took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia ETF Trust

Performance Overview (continued)

Columbia Core Bond ETF

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Core Bond ETF

For the 12-month period that ended October 31, 2013, the Fund returned -1.26% at net asset value and -3.96% at market price. The Barclays U.S. Aggregate Bond Index returned -1.08% for the same 12-month period. Fees generally accounted for the shortfall between the Fund's return at net asset value and the return of the benchmark. The benchmark is an unmanaged index and does not incur fees.

Lackluster Environment for Bonds

The period was characterized by low yields throughout the fixed-income universe, especially for securities with short maturities. Longer-term yields, which also were low, experienced periods of volatility over the past 12 months, as investors reacted to signals from the economy — and, ultimately, from the Federal Reserve itself, which announced that it would consider tapering its monthly bond purchases in the near future if the economy continued to improve. The market also experienced occasional fears of higher inflation, fears not always justified by the underlying macroeconomic data. The end result of these market fluctuations was that long-term U.S. Treasury yields rose for the period. The yield on the 10-year Treasury bond rose from 1.72% to 2.57% over the 12-month period, and the 30-year bond followed a similar pattern. Because yields and bond prices move in opposite directions, total returns in the bond market were negative.

Seeking to Take Advantage of Limited Opportunities

The Fund benefited from its overweight positions in sectors of the bond market that trade on the spread between their yield and the yield of U.S. Treasuries, notably asset-backed securities and commercial mortgage-backed securities. Both sectors offered higher yields than comparable U.S. Treasury securities and also produced some price gains as the magnitude of their yield advantage lessened toward the end of the period. The Fund also purchased longer-term bonds in anticipation that the yield curve — a graph that charts bond yields from short-term to long-term — would flatten. In fact, the Fund's yield-curve positioning aided results at various times during the first half of the period, but was a net detractor when interest rates rose and the yield curve steepened midway through the period.

Investments in corporate bonds generally aided performance, particularly a decision to overweight financials and underweight utilities and the manufacturing sector.

Portfolio Management

Orhan Imer, PhD, CFA

Top 10 Holdings (%) (at October 31, 2013)
Federal Home Loan Mortgage Corporation 2.500%, 05/27/16	4.1
Government National Mortgage Association 4.500%, 11/15/42	3.7
U.S. Treasury Note 7.500%, 11/15/24	2.9
Federal National Mortgage Association 3.000%, 11/15/28	2.5
Federal National Mortgage Association 4.500%, 08/01/39	2.2
Federal Home Loan Mortgage Corporation 3.750%, 03/27/19	2.2
Federal National Mortgage Association 2.375%, 07/28/15	2.0
Federal National Mortgage Association 3.500%, 11/15/43	2.0
U.S. Treasury Bond 5.250%, 11/15/28	2.0
U.S. Treasury Note 0.250%, 02/15/15	1.9

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled Portfolio of Investments. The Fund's holdings are subject to change

Sector Allocation (%) (at October 31, 2013)
Corporate Bonds	41.0
U.S. Government & Agency Obligations	37.3
U.S. Treasury Obligations	15.6
Short Term Investment	13.8
Asset-Backed Securities- Non-Agency	3.2
Municipal Bonds	1.9
Mortgage-Backed Securities	1.4
Foreign Government Obligations	0.6
Total Investments	114.8
Liabilities in Excess of Other Assets	(14.8)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Core Bond ETF

Looking Ahead

We expect the current economic recovery to gather strength, and we remain optimistic that the combination of a strong dollar and global over-capacity will keep a lid on inflation. As a result, we do not presently foresee a dramatic upward shift in interest rates and have therefore kept the effective duration of the Fund, a measure of its interest rate sensitivity, in line with the benchmark. We continue to emphasize sectors that offer a yield advantage over U.S. Treasuries, even though their relative attractiveness has decreased. We are generally not looking to add to these investments at current levels but may do so if they experience meaningful price weakness.

Investment Risks

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the Fund may incur additional expenses to seek recovery. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment which could result in losses that significantly exceed the fund's original investment. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2013

Columbia ETF Trust

Performance Overview

Columbia Intermediate Municipal Bond ETF

Performance Summary

>  Columbia Intermediate Municipal Bond ETF (the Fund) returned -1.35% at net asset value and -2.45% at market price for the 12-month period that ended October 31, 2013.

>  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned -0.53% for the same 12 months.

>  The Fund modestly lagged the benchmark because of its slightly longer duration (a measure of interest rate sensitivity). Trading costs associated with redemptions also detracted from performance during the period.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Market Price	01/29/10	(2.45)	3.97
Net Asset Value	01/29/10	(1.35)	4.28
Barclays 3-15 Year Blend Municipal Bond Index		(0.53)	4.34

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares or brokerage commissions or other charges imposed by brokers on transactions in Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Investment Advisers, LLC took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia ETF Trust

Performance Overview (continued)

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Intermediate Municipal Bond ETF

For the 12-month period that ended October 31, 2013, the Fund returned -1.35% at net asset value and -2.45% at market price. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index returned -0.53% for the same 12 months. The Fund lagged the benchmark because of its slightly longer duration (a measure of interest rate sensitivity). Trading costs associated with redemptions also detracted from performance during the period.

Second Half Rate Rise Spurs Municipal Fund Outflows

The first half of the Fund's fiscal year was relatively uneventful, with interest rates range bound from November 2012 through April 2013. However, the Federal Reserve's (the Fed's) May announcement that it might begin to taper its monthly securities purchase program, known popularly as QE3 ("QE" for "quantitative easing"*), drove a sharp sell-off in the municipal market from May through mid-September. During this period 10-year AAA municipal yields rose to close to 3.00%, matching the yield on the 10-year Treasury. New issue supply was down versus 2012, as higher rates made refinancing less viable. In addition, two major credit events clouded the outlook for municipal bonds: the city of Detroit filed for bankruptcy and Puerto Rico bonds fell sharply on negative economic news. Puerto Rico bonds are widely held because they are triple tax-free.

Within the benchmark, returns were slightly positive on one- three- and five-year municipal bonds. The worst returns were generated by bonds in the 12-17 year range. A rated bonds posted slightly better returns than higher quality AA and AAA rated bonds, due to the additional yield they generated. BBB rated bonds were the worst performers, dragged down by Puerto Rico exposure.

Contributors and Detractors

The Fund had more exposure than the benchmark to electric utility bonds, which aided relative performance. Hospital bond holdings generally matched the overall benchmark return. We did well to avoid Puerto Rico bonds, which were significant underperformers during the period.

The Fund started the year with duration that was slightly longer than the benchmark, which detracted from performance as interest rates rose midway through the period. Positions in state general obligation bonds and water and sewer bonds were a drag on performance, as was exposure to California bonds, whose duration was longer than that of the benchmark. A unit redemption late in June, during the weakest period of the year, also hampered performance, due to trading costs associated with sales. However, we used the situation as an opportunity to decrease the Fund's duration, thus lowering the volatility of the portfolio. We did so while maintaining the portfolio's overweight in A rated credits, where we presently believe there is a more relative value.

*An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply

Portfolio Management

Brian McGreevy

Paul Fuchs

Top 10 States (%) (at October 31, 2013)
California	13.9
Washington	10.3
Texas	9.6
Florida	7.9
Alaska	6.5
New York	6.4
Illinois	6.1
New Jersey	5.8
Maryland	4.3
Missouri	3.4

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled Portfolio of Investments. The Fund's holdings are subject to change

Quality Ratings(%) (at October 31, 2013)
AAA rating	4.5
AA rating	49.6
A rating	37.3
BBB rating	6.3
Not rated	2.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For information on the rating methodology of each agency, please go to:
www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

Annual Report 2013

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Intermediate Municipal Bond ETF

Looking Ahead

A drop in new issue supply is currently projected for 2014, as issuers remain cautious about taking on new debt. In this environment, we will look to our credit research team to help us seek to identify opportunities in the higher yielding A and BBB rated segment of the market with issues that we believe are attractively valued and offer sound fundamentals. We believe the 8- to 12-year maturity range offers value because the vast majority of yield available in the intermediate space can be captured in this maturity range. We also currently plan to continue to maintain a neutral duration relative to the benchmark until we believe there is more clarity around the Fed's intentions and the arrival of a new Fed chairman at the beginning of 2014.

Investment Risks

Municipal securities are subject to interest rate, credit and market risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. Market risk involves the possibility that the value of the Fund's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The Fund's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The Fund will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment which could result in losses that significantly exceed the fund's original investment. Investments in high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2013

Columbia ETF Trust

Understanding Your Fund's Expenses

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2013.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2013 to 10/31/2013" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2013 ($)		Ending Account Value 10/31/2013 ($)		Expenses Paid For the Period 5/1/2013 to 10/31/2013† ($)		Annualized Expense Ratios for the Period 5/1/2013 to 10/31/2013* (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Large Cap Growth ETF	1,000.00	1,000.00	1,148.50	1,020.87	4.66	4.38	0.86
Columbia Select Large Cap Growth ETF	1,000.00	1,000.00	1,195.60	1,020.87	4.76	4.38	0.86
Columbia Select Large Cap Value ETF	1,000.00	1,000.00	1,124.60	1,021.22	4.23	4.02	0.79
Columbia Core Bond ETF	1,000.00	1,000.00	979.10	1,022.38	2.79	2.85	0.56
Columbia Intermediate Municipal Bond ETF	1,000.00	1,000.00	973.10	1,022.63	2.54	2.60	0.51

†Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

*Expense ratios reflect expense caps through the period ended October 31, 2013. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2013

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2013.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Large Cap Growth ETF
October 2, 2009 - October 31, 2013
0 - 49.9	284	27.63%	387	37.65%
50 - 99.9	27	2.63%	152	14.79%
100 - 199.9	2	0.19%	156	15.17%
> 200	7	0.68%	13	1.26%
Total	320	31.13%	708	68.87%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Select Large Cap Growth ETF
October 2, 2009 - October 31, 2013
0 - 49.9	453	44.07%	248	24.13%
50 - 99.9	19	1.85%	127	12.35%
100 - 199.9	6	0.58%	142	13.81%
> 200	3	0.29%	30	2.92%
Total	481	46.79%	547	53.21%

Annual Report 2013

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts (continued)

(Unaudited)

	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Select Large Cap Value ETF
May 1, 2009 - October 31, 2013
0 - 49.9	687	60.59%	426	37.58%
50 - 99.9	5	0.44%	3	0.26%
100 - 199.9	3	0.26%	3	0.26%
> 200	4	0.35%	3	0.26%
Total	699	61.64%	435	38.36%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Core Bond ETF
January 29, 2010 - October 31, 2013
0 - 49.9	258	27.24%	260	27.46%
50 - 99.9	123	12.99%	137	14.47%
100 - 199.9	65	6.86%	62	6.55%
> 200	38	4.01%	4	0.42%
Total	484	51.10%	463	48.90%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Intermediate Municipal Bond ETF
January 29, 2010 - October 31, 2013
0 - 49.9	206	21.75%	519	54.81%
50 - 99.9	11	1.16%	36	3.80%
100 - 199.9	4	0.42%	111	11.72%
> 200	44	4.65%	16	1.69%
Total	265	27.98%	682	72.02%

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments

Columbia Large Cap Growth ETF

October 31, 2013

Common Stocks 99.4%

Issuer	Shares	Value ($)
Consumer Discretionary 20.4%
Auto Components 1.3%
Dana Holding Corp.	427	8,369
Delphi Automotive PLC	310	17,732
Total Auto Components		26,101
Automobiles 0.6%
General Motors Co.*	316	11,676
Hotels, Restaurants & Leisure 4.9%
Las Vegas Sands Corp.	557	39,112
Starbucks Corp.	341	27,638
Starwood Hotels & Resorts Worldwide, Inc.	374	27,534
Total Hotels, Restaurants & Leisure		94,284
Household Durables 1.1%
Mohawk Industries, Inc.*	160	21,187
Internet & Catalog Retail 3.8%
Amazon.com, Inc.*	105	38,223
Netflix, Inc.*	29	9,352
Priceline.com, Inc.*	25	26,346
Total Internet & Catalog Retail		73,921
Media 2.5%
Comcast Corp. Class A	133	6,328
DISH Network Corp. Class A	426	20,533
News Corp. Class A*	81	1,426
Twenty-First Century Fox, Inc. Class A	325	11,076
Walt Disney Co. (The)	124	8,505
Total Media		47,868
Multiline Retail 0.2%
Dillard's, Inc. Class A	54	4,427
Specialty Retail 4.8%
Best Buy Co., Inc.	380	16,264
Gap, Inc. (The)	245	9,062
Home Depot, Inc. (The)	201	15,656
Lowe's Cos., Inc.	555	27,628
O'Reilly Automotive, Inc.*	118	14,609
Williams-Sonoma, Inc.	190	9,964
Total Specialty Retail		93,183
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc. Class B	310	23,486
Total Consumer Discretionary		396,133

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 4.9%
Beverages 1.1%
Coca-Cola Enterprises, Inc.	500	20,865
Food Products 0.6%
Kraft Foods Group, Inc.	196	10,659
Household Products 1.1%
Procter & Gamble Co. (The)	253	20,430
Personal Products 0.8%
Estee Lauder Cos., Inc. (The) Class A	230	16,321
Tobacco 1.3%
Philip Morris International, Inc.	293	26,112
Total Consumer Staples		94,387
Energy 6.5%
Energy Equipment & Services 2.9%
Halliburton Co.	373	19,780
Schlumberger Ltd.	400	37,488
Total Energy Equipment & Services		57,268
Oil, Gas & Consumable Fuels 3.6%
Anadarko Petroleum Corp.	230	21,917
EOG Resources, Inc.	100	17,840
EQT Corp.	98	8,390
Exxon Mobil Corp.	108	9,679
Pioneer Natural Resources Co.	57	11,672
Total Oil, Gas & Consumable Fuels		69,498
Total Energy		126,766
Financials 5.2%
Capital Markets 2.1%
BlackRock, Inc.	93	27,975
Invesco Ltd.	360	12,150
Total Capital Markets		40,125
Commercial Banks 1.3%
Fifth Third Bancorp	677	12,883
Wells Fargo & Co.	300	12,807
Total Commercial Banks		25,690
Diversified Financial Services 0.9%
Citigroup, Inc.	370	18,049

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.9%
Simon Property Group, Inc.	110	17,001
Total Financials		100,865
Health Care 16.2%
Biotechnology 5.8%
Amgen, Inc.	119	13,804
Celgene Corp.*	167	24,798
Celldex Therapeutics, Inc.*	117	2,680
Gilead Sciences, Inc.*	690	48,983
Pharmacyclics, Inc.*	70	8,305
Vertex Pharmaceuticals, Inc.*	202	14,411
Total Biotechnology		112,981
Health Care Equipment & Supplies 5.2%
Abbott Laboratories	936	34,211
Medtronic, Inc.	352	20,205
St. Jude Medical, Inc.	420	24,104
Zimmer Holdings, Inc.	263	23,004
Total Health Care Equipment & Supplies		101,524
Health Care Providers & Services 1.9%
Aetna, Inc.	310	19,437
Cardinal Health, Inc.	300	17,598
Total Health Care Providers & Services		37,035
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	105	10,267
Pharmaceuticals 2.7%
AbbVie, Inc.	703	34,060
Johnson & Johnson	200	18,522
Total Pharmaceuticals		52,582
Total Health Care		314,389
Industrials 10.9%
Aerospace & Defense 2.3%
Honeywell International, Inc.	288	24,978
Precision Castparts Corp.	48	12,166
Raytheon Co.	89	7,331
Total Aerospace & Defense		44,475
Air Freight & Logistics 0.7%
FedEx Corp.	102	13,362

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 1.5%
Tyco International Ltd.	816	29,825
Electrical Equipment 2.9%
Eaton Corp. PLC	443	31,258
Rockwell Automation, Inc.	234	25,836
Total Electrical Equipment		57,094
Machinery 1.1%
Pall Corp.	268	21,579
Road & Rail 2.4%
J.B. Hunt Transport Services, Inc.	239	17,932
Union Pacific Corp.	190	28,766
Total Road & Rail		46,698
Total Industrials		213,033
Information Technology 29.4%
Communications Equipment 4.0%
Cisco Systems, Inc.	1,296	29,160
QUALCOMM, Inc.	706	49,046
Total Communications Equipment		78,206
Computers & Peripherals 6.8%
Apple, Inc.	149	77,830
EMC Corp.	1,319	31,748
NCR Corp.*	623	22,771
Total Computers & Peripherals		132,349
Electronic Equipment, Instruments & Components 0.2%
Sanmina Corp.*	214	3,116
Internet Software & Services 8.1%
eBay, Inc.*	326	17,183
Facebook, Inc. Class A*	689	34,629
Google, Inc. Class A*	79	81,416
Linkedin Corp. Class A*	110	24,604
Total Internet Software & Services		157,832
IT Services 2.6%
Accenture PLC Class A	215	15,802
International Business Machines Corp.	75	13,441
MasterCard, Inc. Class A	30	21,513
Total IT Services		50,756
Semiconductors & Semiconductor Equipment 2.5%
KLA-Tencor Corp.	360	23,616

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
NXP Semiconductors NV*	316	13,310
Xilinx, Inc.	250	11,355
Total Semiconductors & Semiconductor Equipment		48,281
Software 5.2%
Citrix Systems, Inc.*	199	11,299
Microsoft Corp.	1,262	44,612
QLIK Technologies, Inc.*	350	8,869
Red Hat, Inc.*	270	11,683
Salesforce.com, Inc.*	480	25,613
Total Software		102,076
Total Information Technology		572,616
Materials 4.0%
Chemicals 3.0%
LyondellBasell Industries NV Class A	327	24,394
Monsanto Co.	220	23,074
PPG Industries, Inc.	63	11,502
Total Chemicals		58,970
Containers & Packaging 1.0%
Packaging Corp. of America	318	19,805
Total Materials		78,775

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	713	36,014
Total Telecommunication Services		36,014
Total Common Stocks (Cost $1,465,828)		1,932,978

Short Term Investment 1.2%

	Shares	Value ($)
Money Market Fund 1.2%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $24,130)	24,130	24,130
Total Investments 100.6% (Cost 1,489,958)		1,957,108
Liabilities in Excess of Other Assets (0.6)%		(11,592)
Net Assets 100.0%		1,945,516

*  Non-income producing security.

†  Represents average annualized seven-day yield as of October 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks	$1,932,978	$—	$—	$1,932,978
Money Market Fund	24,130	—	—	24,130
Total	$1,957,108	$—	$—	$1,957,108

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the year.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments

Columbia Select Large Cap Growth ETF

October 31, 2013

Common Stocks 98.4%

Issuer	Shares	Value ($)
Consumer Discretionary 18.2%
Auto Components 0.4%
Dana Holding Corp.	3,068	60,133
Automobiles 1.9%
Tesla Motors, Inc.*	1,692	270,618
Hotels, Restaurants & Leisure 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	746	54,921
Internet & Catalog Retail 7.8%
Amazon.com, Inc.*	1,413	514,375
Priceline.com, Inc.*	554	583,822
Total Internet & Catalog Retail		1,098,197
Multiline Retail 0.2%
Dillard's, Inc. Class A	389	31,890
Specialty Retail 3.7%
Home Depot, Inc. (The)	1,442	112,317
TJX Cos., Inc.	6,738	409,603
Total Specialty Retail		521,920
Textiles, Apparel & Luxury Goods 3.8%
Michael Kors Holdings Ltd.*	6,860	527,877
Total Consumer Discretionary		2,565,556
Energy 7.6%
Energy Equipment & Services 3.7%
FMC Technologies, Inc.*	9,147	462,381
Schlumberger Ltd.	659	61,762
Total Energy Equipment & Services		524,143
Oil, Gas & Consumable Fuels 3.9%
EOG Resources, Inc.	2,338	417,099
EQT Corp.	702	60,098
Exxon Mobil Corp.	774	69,366
Total Oil, Gas & Consumable Fuels		546,563
Total Energy		1,070,706
Financials 2.2%
Capital Markets 2.2%
Franklin Resources, Inc.	5,764	310,449
Total Financials		310,449

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 19.4%
Biotechnology 13.2%
Alexion Pharmaceuticals, Inc.*	1,901	233,728
Amgen, Inc.	853	98,948
Biogen Idec, Inc.*	907	221,480
Celgene Corp.*	3,575	530,852
Gilead Sciences, Inc.*	6,539	464,204
Vertex Pharmaceuticals, Inc.*	4,447	317,249
Total Biotechnology		1,866,461
Health Care Equipment & Supplies 1.7%
Abbott Laboratories	2,407	87,976
Medtronic, Inc.	2,526	144,992
Total Health Care Equipment & Supplies		232,968
Pharmaceuticals 4.5%
AbbVie, Inc.	1,450	70,252
Allergan, Inc.	3,914	354,648
Novo Nordisk A/S(a)	1,267	211,171
Total Pharmaceuticals		636,071
Total Health Care		2,735,500
Industrials 7.7%
Aerospace & Defense 3.7%
Precision Castparts Corp.	1,846	467,869
Raytheon Co.	638	52,552
Total Aerospace & Defense		520,421
Air Freight & Logistics 0.7%
FedEx Corp.	733	96,023
Machinery 0.6%
Pall Corp.	1,034	83,258
Trading Companies & Distributors 2.7%
Fastenal Co.	7,814	389,137
Total Industrials		1,088,839
Information Technology 38.2%
Communications Equipment 3.3%
Cisco Systems, Inc.	2,193	49,342
QUALCOMM, Inc.	5,932	412,096
Total Communications Equipment		461,438

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Growth ETF

October 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 1.0%
Apple, Inc.	274	143,124
Electronic Equipment, Instruments & Components 0.2%
Sanmina Corp.*	1,532	22,306
Internet Software & Services 14.1%
Baidu, Inc.*(a)	2,533	407,560
Facebook, Inc. Class A*	6,902	346,894
Google, Inc. Class A*	562	579,186
Linkedin Corp. Class A*	1,596	356,977
MercadoLibre, Inc.	2,263	304,679
Total Internet Software & Services		1,995,296
IT Services 6.7%
Cognizant Technology Solutions Corp. Class A*	5,046	438,649
International Business Machines Corp.	539	96,594
Visa, Inc. Class A	2,091	411,237
Total IT Services		946,480
Semiconductors & Semiconductor Equipment 2.7%
ARM Holdings PLC(a)	6,549	309,047
Xilinx, Inc.	1,795	81,529
Total Semiconductors & Semiconductor Equipment		390,576
Software 10.2%
Microsoft Corp.	3,023	106,863
Red Hat, Inc.*	10,544	456,239
Salesforce.com, Inc.*	9,070	483,975
VMware, Inc. Class A*	4,817	391,526
Total Software		1,438,603
Total Information Technology		5,397,823

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 4.5%
Chemicals 3.5%
Monsanto Co.	3,983	417,737
PPG Industries, Inc.	452	82,526
Total Chemicals		500,263
Containers & Packaging 1.0%
Packaging Corp. of America	2,286	142,372
Total Materials		642,635
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
Verizon Communications, Inc.	1,696	85,665
Total Telecommunication Services		85,665
Total Common Stocks (Cost $10,814,643)		13,897,173

Short Term Investment 1.4%

	Shares	Value ($)
Money Market Fund 1.4%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $203,900)	203,900	203,900
Total Investments 99.8% (Cost 11,018,543)		14,101,073
Other Assets in Excess of Liabilities 0.2%		22,396
Net Assets 100.0%		14,123,469

*  Non-income producing security.

(a)  American Depositary Receipts.

†  Represents average annualized seven-day yield as of October 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Growth ETF

October 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks	$13,897,173	$—	$—	$13,897,173
Money Market Fund	203,900	—	—	203,900
Total	$14,101,073	$—	$—	$14,101,073

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the year.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments

Columbia Select Large Cap Value ETF

October 31, 2013

Common Stocks 99.5%

Issuer	Shares	Value ($)
Consumer Discretionary 8.7%
Multiline Retail 2.6%
Nordstrom, Inc.	1,700	102,799
Specialty Retail 6.1%
Gap, Inc. (The)	2,476	91,587
Lowe's Cos., Inc.	3,000	149,340
Total Specialty Retail		240,927
Total Consumer Discretionary		343,726
Consumer Staples 11.5%
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	800	94,400
Food Products 3.6%
Tyson Foods, Inc. Class A	5,200	143,884
Tobacco 5.5%
Altria Group, Inc.	3,160	117,647
Philip Morris International, Inc.	1,150	102,488
Total Tobacco		220,135
Total Consumer Staples		458,419
Energy 16.2%
Oil, Gas & Consumable Fuels 16.2%
Anadarko Petroleum Corp.	1,500	142,935
Chevron Corp.	414	49,663
ConocoPhillips	1,150	84,295
Marathon Oil Corp.	2,600	91,676
Marathon Petroleum Corp.	800	57,328
Valero Energy Corp.	3,000	123,510
Williams Cos., Inc. (The)	2,700	96,417
Total Oil, Gas & Consumable Fuels		645,824
Total Energy		645,824
Financials 25.7%
Capital Markets 4.1%
Morgan Stanley	5,647	162,238
Commercial Banks 4.3%
Wells Fargo & Co.	4,000	170,760
Diversified Financial Services 9.3%
Bank of America Corp.	9,500	132,620

Common Stocks (continued)

Issuer	Shares	Value ($)
Citigroup, Inc.	2,400	117,072
JPMorgan Chase & Co.	2,350	121,119
Total Diversified Financial Services		370,811
Insurance 8.0%
MetLife, Inc.	1,959	92,680
Prudential Financial, Inc.	1,360	110,691
Unum Group	3,600	114,264
Total Insurance		317,635
Total Financials		1,021,444
Health Care 8.9%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	1,450	95,511
Health Care Providers & Services 2.5%
Humana, Inc.	1,100	101,365
Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	3,000	157,560
Total Health Care		354,436
Industrials 13.4%
Aerospace & Defense 8.0%
General Dynamics Corp.	1,100	95,293
Honeywell International, Inc.	1,350	117,086
United Technologies Corp.	1,000	106,250
Total Aerospace & Defense		318,629
Road & Rail 5.4%
CSX Corp.	3,000	78,180
Union Pacific Corp.	900	136,260
Total Road & Rail		214,440
Total Industrials		533,069
Information Technology 6.0%
Communications Equipment 1.5%
Juniper Networks, Inc.*	3,300	61,512
Semiconductors & Semiconductor Equipment 4.5%
Applied Materials, Inc.	10,000	178,500
Total Information Technology		240,012

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Value ETF

October 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 6.8%
Chemicals 4.8%
E.I. du Pont de Nemours & Co.	1,500	91,800
Praxair, Inc.	800	99,768
Total Chemicals		191,568
Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc.	2,200	80,872
Total Materials		272,440
Utilities 2.3%
Independent Power Producers & Energy Traders 2.3%
AES Corp. (The)	6,600	92,994
Total Utilities		92,994
Total Common Stocks (Cost $3,073,097)		3,962,364

Short Term Investment 0.9%

	Shares	Value ($)
Money Market Fund 0.9%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $35,311)	35,311	35,311
Total Investments 100.4% (Cost 3,108,408)		3,997,675
Liabilities in Excess of Other Assets (0.4)%		(17,560)
Net Assets 100.0%		3,980,115

*  Non-income producing security.

†  Represents average annualized seven-day yield as of October 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Value ETF

October 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks	$3,962,364	$—	$—	$3,962,364
Money Market Fund	35,311	—	—	35,311
Total	$3,997,675	$—	$—	$3,997,675

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the year.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments

Columbia Core Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Corporate Bonds 41.0%
Aerospace & Defense 0.7%
L-3 Communications Corp. 3.950%, 11/15/16	20,000	21,331
Lockheed Martin Corp. 2.125%, 09/15/16	15,000	15,476
Total Aerospace & Defense		36,807
Banking 6.8%
American Express Credit Corp. 1.100%, 06/24/14(a)	25,000	25,119
Bank of America Corp. 1.796%, 07/11/14(a)	10,000	10,088
Bank of America NA 0.534%, 06/15/16(a)	10,000	9,828
BNP Paribas SA 1.144%, 01/10/14(a)	15,000	15,023
Citigroup, Inc. 1.694%, 01/13/14(a)	25,000	25,063
4.500%, 01/14/22	10,000	10,675
6.125%, 11/21/17	40,000	46,429
Fifth Third Bancorp 0.673%, 12/20/16(a)	10,000	9,884
Goldman Sachs Group, Inc. (The) 1.238%, 02/07/14(a)	20,000	20,039
5.250%, 07/27/21	10,000	11,038
6.000%, 06/15/20	30,000	34,730
HSBC Holdings PLC 5.100%, 04/05/21	10,000	11,138
JPMorgan Chase & Co. 5.150%, 10/01/15	25,000	26,846
6.400%, 05/15/38	10,000	12,052
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	40,000	46,483
Morgan Stanley 4.750%, 04/01/14	15,000	15,255
4.750%, 03/22/17	10,000	10,959
Wells Fargo & Co. 1.250%, 02/13/15	10,000	10,081
Total Banking		350,730
Chemicals 1.1%
Dow Chemical Co. 8.550%, 05/15/19	30,000	38,829
Eastman Chemical Co. 5.500%, 11/15/19	15,000	16,903
Total Chemicals		55,732
Issuer	Principal Amount ($)	Value ($)
Construction Machinery 1.1%
Caterpillar Financial Services Corp. 0.502%, 02/26/16(a)	10,000	10,007
5.450%, 04/15/18	30,000	34,600
John Deere Capital Corp. 0.875%, 04/17/15	10,000	10,060
Total Construction Machinery		54,667
Diversified Manufacturing 0.7%
Eaton Corp. 0.584%, 06/16/14(a)	10,000	10,012
United Technologies Corp. 3.100%, 06/01/22	25,000	24,697
Total Diversified Manufacturing		34,709
Electric 2.9%
Duke Energy Ohio, Inc. 0.399%, 03/06/15(a)	10,000	10,011
Entergy Corp. 3.625%, 09/15/15	10,000	10,361
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,497
Exelon Generation Co. LLC 5.200%, 10/01/19	10,000	10,933
MidAmerican Energy Holdings Co. 5.750%, 04/01/18	14,000	16,305
PPL Capital Funding, Inc. 3.400%, 06/01/23	10,000	9,440
PPL Energy Supply LLC 4.600%, 12/15/21	15,000	14,757
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	16,861
Southern California Edison Co. 0.704%, 09/15/14(a)	20,000	20,066
Southern Power Co. 4.875%, 07/15/15	30,000	32,002
Total Electric		151,233
Environmental 0.6%
Waste Management, Inc. 4.750%, 06/30/20	30,000	32,778
Food and Beverage 1.4%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	34,672
Campbell Soup Co. 3.800%, 08/02/42	2,000	1,650
ConAgra Foods, Inc. 1.900%, 01/25/18	25,000	24,828

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
PepsiCo, Inc. 0.472%, 02/26/16(a)	10,000	10,005
Total Food and Beverage		71,155
Foreign Agencies 0.5%
Petrobras International Finance Co. 5.875%, 03/01/18	15,000	16,216
Petroleos Mexicanos 5.500%, 06/27/44	10,000	9,350
Total Foreign Agencies		25,566
Gas Pipelines 1.7%
El Paso Corp. 6.500%, 09/15/20	20,000	21,372
El Paso Pipeline Partners Operating Co. LLC 5.000%, 10/01/21	10,000	10,659
Energy Transfer Partners LP 6.500%, 02/01/42	10,000	10,949
NiSource Finance Corp. 5.250%, 02/15/43	10,000	9,744
5.800%, 02/01/42	15,000	15,665
TransCanada Pipelines Ltd. 3.800%, 10/01/20	10,000	10,544
Transcontinental Gas Pipe Line Co. LLC 4.450%, 08/01/42	10,000	9,142
Total Gas Pipelines		88,075
Health Care 1.5%
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	31,152
Boston Scientific Corp. 6.250%, 11/15/15	15,000	16,501
McKesson Corp. 3.250%, 03/01/16	30,000	31,442
Total Health Care		79,095
Healthcare Insurance 0.4%
Aetna, Inc. 2.750%, 11/15/22	10,000	9,347
WellPoint, Inc. 3.300%, 01/15/23	10,000	9,620
Total Healthcare Insurance		18,967
Independent Energy 0.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	20,000	23,381
Encana Corp. 3.900%, 11/15/21	10,000	10,066
Issuer	Principal Amount ($)	Value ($)
Nexen, Inc. 5.875%, 03/10/35	10,000	10,721
Total Independent Energy		44,168
Integrated Energy 0.6%
BP Capital Markets PLC 0.856%, 03/11/14(a)	10,000	10,020
Murphy Oil Corp. 5.125%, 12/01/42	10,000	8,783
Shell International Finance BV 3.100%, 06/28/15	10,000	10,430
Total Integrated Energy		29,233
Life Insurance 2.3%
Genworth Holdings, Inc. 4.900%, 08/15/23	25,000	26,037
Hartford Financial Services Group, Inc. 5.375%, 03/15/17	25,000	27,780
MetLife, Inc. 6.400%, 12/15/36	40,000	41,650
Prudential Financial, Inc. 4.500%, 11/16/21	15,000	16,224
6.625%, 06/21/40	5,000	6,217
Total Life Insurance		117,908
Media Cable 1.2%
Comcast Corp. 5.150%, 03/01/20	20,000	22,838
DIRECTV Holdings LLC 2.400%, 03/15/17	8,000	8,137
6.375%, 03/01/41	10,000	10,260
Time Warner Cable, Inc. 7.300%, 07/01/38	20,000	20,166
Total Media Cable		61,401
Media Non-Cable 0.3%
Reed Elsevier Capital, Inc. 3.125%, 10/15/22	15,000	14,071
Metals 1.2%
Alcoa, Inc. 5.400%, 04/15/21	15,000	15,356
6.750%, 07/15/18	5,000	5,574
ArcelorMittal 6.000%, 03/01/21	5,000	5,244
Freeport-McMoRan Copper & Gold, Inc. 3.100%, 03/15/20	10,000	9,650
Rio Tinto Finance USA PLC 1.125%, 03/20/15	15,000	15,088
Vale Overseas Ltd. 4.375%, 01/11/22	10,000	9,785
Total Metals		60,697

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.2%
Discover Financial Services 6.450%, 06/12/17	10,000	11,412
Non-Captive Diversified 1.2%
General Electric Capital Corp. 2.150%, 01/09/15	10,000	10,199
2.300%, 04/27/17	10,000	10,308
4.375%, 09/16/20	40,000	43,560
Total Non-Captive Diversified		64,067
Oil Field Services 0.1%
Weatherford International Ltd. 6.000%, 03/15/18	5,000	5,639
Other Financial Institutions 0.4%
NYSE Euronext 2.000%, 10/05/17	20,000	20,104
Pharmaceuticals 1.1%
Johnson & Johnson 0.354%, 05/15/14(a)	25,000	25,024
Teva Pharmaceutical Finance III LLC 3.000%, 06/15/15	30,000	31,026
Total Pharmaceuticals		56,050
Property & Casualty 1.3%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	33,972
Berkshire Hathaway, Inc. 1.900%, 01/31/17	10,000	10,234
Liberty Mutual Group, Inc. 4.950%, 05/01/22	20,000	21,145
Total Property & Casualty		65,351
Railroads 1.6%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	30,000	34,226
Canadian Pacific Railway Co. 6.500%, 05/15/18	10,000	11,824
CSX Corp. 7.375%, 02/01/19	30,000	37,070
Total Railroads		83,120
REITs 0.6%
Boston Properties LP 4.125%, 05/15/21	15,000	15,653
Duke Realty LP 6.750%, 03/15/20	5,000	5,844
Simon Property Group LP 2.150%, 09/15/17	10,000	10,213
Total REITs		31,710
Issuer	Principal Amount ($)	Value ($)
Restaurants 0.7%
McDonald's Corp. 2.625%, 01/15/22	10,000	9,755
Yum! Brands, Inc. 3.875%, 11/01/23	25,000	24,921
Total Restaurants		34,676
Retailers 0.6%
AutoZone, Inc. 5.750%, 01/15/15	30,000	31,759
Supermarkets 0.1%
Safeway, Inc. 4.750%, 12/01/21	3,000	2,981
Supranational 1.0%
European Investment Bank 5.125%, 05/30/17	25,000	28,598
International Finance Corp. 3.000%, 04/22/14	25,000	25,325
Total Supranational		53,923
Technology 3.4%
Apple, Inc. 2.400%, 05/03/23	15,000	13,707
Cisco Systems, Inc. 4.450%, 01/15/20	30,000	33,258
Hewlett-Packard Co. 0.661%, 05/30/14(a)	15,000	15,004
Intel Corp. 3.300%, 10/01/21	25,000	25,219
Jabil Circuit, Inc. 7.750%, 07/15/16	30,000	34,275
Oracle Corp. 6.500%, 04/15/38	30,000	37,260
Xerox Corp. 1.083%, 05/16/14(a)	15,000	15,022
Total Technology		173,745
Transportation Services 0.2%
ERAC USA Finance LLC 5.625%, 03/15/42	10,000	10,300
Wireless 0.4%
American Tower Corp. 5.050%, 09/01/20	20,000	21,128
Wirelines 2.2%
AT&T, Inc. 1.700%, 06/01/17	10,000	10,055
5.800%, 02/15/19	30,000	34,832

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Telecom Italia Capital SA 6.175%, 06/18/14	7,000	7,191
7.175%, 06/18/19	5,000	5,550
Verizon Communications, Inc. 3.650%, 09/14/18	30,000	31,907
6.350%, 04/01/19	20,000	23,625
Total Wirelines		113,160
Total Corporate Bonds (Cost $2,020,418)		2,106,117
U.S. Government & Agency Obligations 37.3%
Federal National Mortgage Association 18.7%
2.375%, 07/28/15	100,000	103,570
3.000%, 11/15/28(b)	125,000	129,824
3.500%, 01/25/24	36,026	37,534
3.500%, 11/15/28(b)	75,000	79,189
3.500%, 11/15/43(b)	100,000	102,563
4.000%, 03/01/26	26,711	28,425
4.000%, 11/15/27(b)	25,000	26,523
4.000%, 06/25/37	3,514	3,604
4.000%, 03/01/41	65,988	70,202
4.000%, 11/15/43(b)	50,000	52,672
4.500%, 02/01/22	11,753	12,578
4.500%, 11/15/27(b)	25,000	26,559
4.500%, 08/01/39	107,257	115,158
4.500%, 03/01/41	53,823	57,780
5.000%, 03/01/24	2,859	3,076
5.000%, 10/01/39	37,480	40,777
5.500%, 04/01/38	21,927	23,875
6.000%, 09/01/39	24,596	26,890
6.500%, 09/01/38	19,908	22,049
Total Federal National Mortgage Association		962,848
Government National Mortgage Association 9.4%
1.883%, 04/16/32	24,096	24,192
2.169%, 11/16/37	14,604	14,777
2.210%, 11/16/34	16,524	16,611
2.210%, 12/16/35	31,039	31,286
3.500%, 11/15/42(b)	50,000	51,844
4.000%, 11/15/42(b)	75,000	79,746
4.500%, 06/16/34	8,509	8,604
4.500%, 11/15/42(b)	175,000	188,617
5.000%, 02/15/40	24,244	26,483
5.500%, 11/15/42(b)	25,000	27,312
6.000%, 12/15/37	9,680	10,666
Total Government National Mortgage Association		480,138
Federal Home Loan Mortgage Corporation 9.2%
2.500%, 05/27/16	200,000	209,760
3.500%, 03/15/24	9,807	10,141
3.500%, 09/15/24	6,415	6,665
3.750%, 03/27/19	100,000	110,845
5.000%, 02/01/40	78,099	84,261
Issuer	Principal Amount ($)	Value ($)
5.500%, 05/01/35	28,121	30,479
6.000%, 10/01/38	14,480	15,770
6.500%, 08/01/38	2,511	2,771
Total Federal Home Loan Mortgage Corporation		470,692
Total U.S. Government & Agency Obligations (Cost $1,864,578)		1,913,678
U.S. Treasury Obligations 15.6%
U.S. Treasury Bond 7.4%
2.750%, 08/15/42	40,000	33,550
4.375%, 02/15/38	65,000	74,405
4.375%, 05/15/41	60,000	68,578
5.000%, 05/15/37	40,000	49,956
5.250%, 11/15/28	80,000	100,738
5.375%, 02/15/31	40,000	51,419
Total U.S. Treasury Bond		378,646
U.S. Treasury Note 6.6%
0.125%, 12/31/13	95,000	95,007
0.250%, 02/15/15	100,000	100,063
7.500%, 11/15/24	100,000	146,719
Total U.S. Treasury Note		341,789
U.S. Treasury Inflation Indexed Note-1.6%
0.125%, 04/15/16	75,000	81,621
Total U.S. Treasury Obligations (Cost $799,559)		802,056
Asset-Backed Securities — Non-Agency 3.2%
BMW Vehicle Owner Trust 0.760%, 08/25/15	11,301	11,314
Hyundai Auto Receivables Trust 2.450%, 12/15/16	19,083	19,321
Resolution Funding Corp Principal Strip 0.000%, 10/15/19	25,000	22,108
Small Business Administration Participation Certificates 3.150%, 07/01/33	25,000	25,103
3.920%, 10/01/29	34,559	36,532
Smart Trust/Australia 0.840%, 09/14/16	13,000	12,987
Toyota Auto Receivables Owner Trust 0.750%, 02/16/16	12,000	12,019
0.980%, 10/15/14	1,788	1,789
Volkswagen Auto Loan Enhanced Trust 1.980%, 09/20/17	25,000	25,317
Total Asset-Backed Securities — Non-Agency (Cost $163,342)		166,490

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Municipal Bonds 1.9%
California 0.5%
State of California 7.550%, 04/01/39	20,000	27,077
Illinois 0.9%
Metropolitan Water Reclamation District of Greater Chicago 5.720%, 12/01/38	30,000	32,480
State of Illinois 5.877%, 03/01/19	10,000	10,871
Total Illinois		43,351
Ohio 0.5%
Bowling Green State University Revenue Bonds 5.080%, 06/01/18	20,000	21,848
JobsOhio Beverage System Series B Revenue Bonds 3.235%, 01/01/23	5,000	4,772
Total Ohio		26,620
Total Municipal Bonds (Cost $91,652)		97,048
Mortgage-Backed Securities 1.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49(c)	25,000	27,700
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39(c)	25,000	27,693
Wachovia Bank Commercial Mortgage Trust 5.289%, 12/15/44(a)(c)	18,000	19,256
Total Mortgage-Backed Securities (Cost $74,734)		74,649
Issuer	Principal Amount ($)	Value ($)
Foreign Government Obligations 0.6%
Brazilian Government International Bond-0.2% 7.875%, 03/07/15	10,000	10,880
Mexico Government International Bond-0.2% 3.625%, 03/15/22	8,000	8,120
Turkey Government International Bond-0.2% 6.875%, 03/17/36	10,000	11,050
Total Foreign Government Obligations (Cost $29,440)		30,050

Short Term Investment 13.8%

	Shares	Value ($)
Money Market Funds 13.8%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $706,779)	706,779	706,779
Total Investments 114.8% (Cost $5,750,502)		5,896,867
Liabilities in Excess of Other Assets (14.8)%		(760,731)
Net Assets 100.0%		5,136,136

(a)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2013.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

†  Represents average annualized seven-day yield as of October 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,106,117	$—	$2,106,117
U.S. Government & Agency Obligations	—	1,913,678	—	1,913,678
U.S. Treasury Obligations	802,056	—	—	802,056
Asset-Backed Securities — Non-Agency	—	166,490	—	166,490
Municipal Bonds	—	97,048	—	97,048
Mortgage-Backed Securities	—	74,649	—	74,649
Foreign Government Obligations	—	30,050	—	30,050
Money Market Fund	706,779	—	—	706,779
Total	$1,508,835	$4,388,032	$—	$5,896,867

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2013

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the year.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments

Columbia Intermediate Municipal Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Municipal Bonds 97.0%
Alaska 6.5%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	116,996
North Slope Borough of Alaska Series A 5.000%, 06/30/15	100,000	107,739
5.000%, 06/30/17	100,000	114,916
Total Alaska		339,651
Arizona 2.2%
City of Scottsdale 5.000%, 07/01/24	100,000	116,582
California 13.9%
California Health Facilities Financing Authority Revenue Scripps Health Series A Revenue Bonds 5.000%, 11/15/24	100,000	110,818
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	110,077
California State Public Works Board Lease Revenue Department of Correction and Rehabilitation Revenue Bonds 5.000%, 06/01/20	200,000	234,256
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	169,797
State of California 5.000%, 02/01/27	100,000	109,165
Total California		734,113
Colorado 2.1%
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	109,693
Florida 7.9%
Citizens Property Insurance Corp. Revenue Bonds 5.500%, 06/01/17	150,000	171,624
Issuer	Principal Amount ($)	Value ($)
Orlando Utilities Commission Utility System Revenue Series B Revenue Bonds 5.000%, 10/01/23	100,000	114,425
South Miami Health Facilities Authority Hospital Revenue Baptist Health South Florida Group Revenue Bonds 5.000%, 08/15/14	125,000	129,615
Total Florida		415,664
Illinois 6.1%
City of Chicago Waterworks Revenue Revenue Bonds 5.000%, 11/01/25	200,000	213,690
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	106,276
Total Illinois		319,966
Indiana 2.1%
Indiana Health & Education Facilities Financing Authority Hospital Revenue Clarian Health Obligation Group Series Series B Revenue Bonds 5.000%, 02/15/16	100,000	110,005
Iowa 1.8%
Iowa Student Loan Liquidity Corp. Series A-1 Revenue Bonds 3.875%, 12/01/16	90,000	93,017
Maryland 4.3%
Maryland Health & Higher Educational Facilities Authority Revenue Carroll Hospital Series A Revenue Bonds 5.000%, 07/01/21	200,000	224,228
Massachusetts 2.1%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B Revenue Bonds 4.750%, 09/01/23	100,000	111,494

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Missouri 3.4%
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Series A Revenue Bonds 5.000%, 01/01/16	165,000	179,630
Nevada 3.0%
County of Clark Highway Improvement Revenue Motor Vehicle Fuel Tax Revenue Bonds 5.000%, 07/01/19	135,000	158,296
New Jersey 5.8%
New Jersey Economic Development Authority Revenue School Facilities Construction Series EE Revenue Bonds 5.000%, 09/01/23	165,000	185,800
New Jersey Transportation Trust Fund Authority Transportation System Series B Revenue Bonds 5.500%, 12/15/19	100,000	119,759
Total New Jersey		305,559
New Mexico 2.2%
New Mexico Finance Authority Revenue Subordinated Lien Public PJ Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	115,243
New York 6.4%
New York City General Obligation Series C 5.000%, 08/01/15	100,000	108,187
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	112,616
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	117,340
Total New York		338,143
Issuer	Principal Amount ($)	Value ($)
North Carolina 3.2%
Charlotte, North Carolina Airport Revenue Series B Revenue Bonds 5.000%, 07/01/16	150,000	166,609
Oklahoma 2.1%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	112,196
Texas 9.6%
Harris Country, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	115,089
Leander Independent School District 5.250%, 08/15/17	100,000	116,609
Lower Colorado River Authority Texas Revenue Revenue Bonds 5.000%, 05/15/22	100,000	111,991
North Texas Tollway Authority Revenue Specials Projects System Series A Revenue Bonds 5.000%, 09/01/30	150,000	161,037
Total Texas		504,726
Washington 10.3%
Energy Northwest Washington Electric Revenue Columbia Generating Series A Revenue Bonds 5.000%, 07/01/22	185,000	203,591
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	88,008
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	112,475
Port of Seattle Washington Revenue Authority Revenue Bonds 5.500%, 09/01/20	115,000	136,514
Total Washington		540,588

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2013

Issuer	Principal Amount ($)	Value ($)
Wisconsin 2.0%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	107,241
Total Municipal Bonds (Cost $4,889,236)		5,102,644

Short Term Investment 2.1%

	Shares	Value ($)
Money Market Fund 2.1%
Dreyfus Tax Exempt Cash Management Institutional Fund 0.00%† (Cost $113,333)	113,333	113,333
Total Investments 99.1% (Cost $5,002,569)		5,215,977
Other Assets in Excess of Liabilities 0.9%		46,332
Net Assets 100.0%		5,262,309

†  Represents average annualized seven-day yield as of October 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$5,102,644	$—	$5,102,644
Money Market Fund	113,333	—	—	113,333
Total	$113,333	$5,102,644	$—	$5,215,977

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the year.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Statements of Assets and Liabilities

October 31, 2013

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Assets:
Investments, at cost:	$1,489,958	$11,018,543	$3,108,408	$5,750,502	$5,002,569
Investments, at fair value (Note 2)	$1,957,108	$14,101,073	$3,997,675	$5,896,867	$5,215,977
Receivables:
Due from investment manager	10,786	6,263	7,577	12,613	9,825
Investment securities sold	1,923	119,392	—	—	—
Dividends and interest receivable	1,716	4,070	4,779	40,563	70,148
Prepaid expenses	7,194	13,603	5,614	7,324	7,319
Total Assets	1,978,727	14,244,401	4,015,645	5,957,367	5,303,269
Liabilities:
Payables:
Advisory fees	1,249	8,782	2,572	2,170	2,131
Compensation of board members	4,472	4,420	4,964	4,446	4,463
Investment securities purchased	—	76,019	—	16,277	—
Investment securities purchased on a delayed delivery basis	—	—	—	759,599	—
Other accrued expenses	27,490	31,711	27,994	38,739	34,366
Total Liabilities	33,211	120,932	35,530	821,231	40,960
Net Assets	$1,945,516	$14,123,469	$3,980,115	$5,136,136	$5,262,309
Net Assets Consist of:
Paid-in capital	$1,385,968	$11,146,315	$3,052,372	$5,018,840	$5,109,440
Undistributed (accumulated) net investment income (loss)	6,742	(19,082)	10,107	11,632	19,595
Undistributed (accumulated) net realized gain (loss) on investments	85,656	(86,294)	28,369	(40,701)	(80,134)
Net unrealized appreciation on investments	467,150	3,082,530	889,267	146,365	213,408
Net Assets	$1,945,516	$14,123,469	$3,980,115	$5,136,136	$5,262,309
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	50,010	350,010	100,022	100,010	100,010
Net asset value, per share	$38.90	$40.35	$39.79	$51.36	$52.62

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Statements of Operations

For the Year Ended October 31, 2013

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Investment Income:
Dividend income*	$27,613	$84,379	$87,923	$—	$—
Interest income	—	—	—	129,506	217,198
Total investment income	27,613	84,379	87,923	129,506	217,198
Expenses:
Administration fees	75,000	75,000	75,000	75,000	75,003
Insurance fees	12,930	15,015	12,567	13,175	13,327
Professional fees	13,295	12,802	13,782	17,201	17,468
Exchange listing fees	14,500	14,500	14,500	8,501	8,500
Advisory fees	13,147	68,349	27,352	26,042	34,312
Transfer agent fees	12,000	12,000	12,000	12,000	12,000
Shareholder reporting fees	13,659	14,743	8,908	11,806	13,006
Compensation of board members	7,204	7,255	8,251	7,232	7,276
Custody fees	2,700	4,201	675	6,972	1,404
Pricing fees	1,220	1,318	711	44,899	25,769
Other	1,869	1,871	2,848	1,411	2,044
Total Expenses	167,524	227,054	176,594	224,239	210,109
Less expense waivers/reimbursements	(153,305)	(152,503)	(148,111)	(196,640)	(174,465)
Net Expenses	14,219	74,551	28,483	27,599	35,644
Net Investment Income	13,394	9,828	59,440	101,907	181,554
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	136,324	565,260	30,626	(19,177)	(80,134)
Change in net unrealized appreciation (depreciation) on investments	282,927	2,287,022	867,478	(149,927)	(291,115)
Net realized and unrealized gain (loss) on investments	419,251	2,852,282	898,104	(169,104)	(371,249)
Net increase (decrease) in net assets resulting from operations	$432,645	$2,862,110	$957,544	$(67,197)	$(189,695)
* Net of foreign taxes withheld of:	194	600	—	—	—

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Statements of Changes in Net Assets

	Columbia Large Cap Growth ETF		Columbia Select Large Cap Growth ETF		Columbia Select Large Cap Value ETF
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$13,394	$7,169	$9,828	$(11,375)	$59,440	$45,845
Net realized gain (loss) on investments	136,324	(40,100)	565,260	(590,703)	30,626	17,998
Net change in unrealized appreciation (depreciation) on investments	282,927	209,833	2,287,022	909,265	867,478	358,035
Net increase (decrease) in net assets resulting from operations	432,645	176,902	2,862,110	307,187	957,544	421,878
Distributions to Shareholders from:
Net investment income	(17,513)	—	(12,028)	—	(48,142)	(39,691)
Net realized gain	—	(196,999)	—	(781,874)	(17,649)	(340,661)
Total distributions	(17,513)	(196,999)	(12,028)	(781,874)	(65,791)	(380,352)
Shareholder Transactions:
Proceeds from shares sold	—	—	3,939,469	1,452,518	—	—
Cost of shares redeemed	—	—	—	(2,858,720)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	—	—	3,939,469	(1,406,202)	—	—
Increase (decrease) in net assets	415,132	(20,097)	6,789,551	(1,880,889)	891,753	41,526
Net Assets:
Beginning of year	1,530,384	1,550,481	7,333,918	9,214,807	3,088,362	3,046,836
End of year	$1,945,516	$1,530,384	$14,123,469	$7,333,918	$3,980,115	$3,088,362
Including undistributed net investment income (loss) as follows:	$6,742	$10,716	$(19,082)	$(17,785)	$10,107	$(1,191)
Changes in Shares Outstanding:
Shares outstanding, beginning of year	50,010	50,010	250,010	300,010	100,022	100,022
Shares sold	—	—	100,000	50,000	—	—
Shares redeemed	—	—	—	(100,000)	—	—
Shares outstanding, end of year	50,010	50,010	350,010	250,010	100,022	100,022

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Statements of Changes in Net Assets (continued)

	Columbia Core Bond ETF		Columbia Intermediate Municipal Bond ETF
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$101,907	$119,311	$181,554	$170,108
Net realized gain (loss) on investments	(19,177)	45,281	(80,134)	5,235
Net change in unrealized appreciation (depreciation) on investments	(149,927)	128,369	(291,115)	290,826
Net increase (decrease) in net assets resulting from operations	(67,197)	292,961	(189,695)	466,169
Distributions to Shareholders from:
Net investment income	(120,906)	(135,558)	(186,376)	(165,748)
Net realized gain	(29,441)	(92,623)	(2,646)	—
Total distributions	(150,347)	(228,181)	(189,022)	(165,748)
Shareholder Transactions:
Proceeds from shares sold	—	—	—	2,704,601
Cost of shares redeemed	—	—	(2,580,203)	—
Net increase (decrease) in net assets resulting from shareholder transactions	—	—	(2,580,203)	2,704,601
Increase (decrease) in net assets	(217,544)	64,780	(2,958,920)	3,005,022
Net Assets:
Beginning of year	5,353,680	5,288,900	8,221,229	5,216,207
End of year	$5,136,136	$5,353,680	$5,262,309	$8,221,229
Including undistributed net investment income (loss) as follows:	$11,632	$13,646	$19,595	$24,417
Changes in Shares Outstanding:
Shares outstanding, beginning of year	100,010	100,010	150,010	100,010
Shares sold	—	—	—	50,000
Shares redeemed	—	—	(50,000)	—
Shares outstanding, end of year	100,010	100,010	100,010	150,010

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Financial Highlights

Columbia Large Cap Growth ETF

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.60	$31.00	$29.56	$25.12	$25.00
Net investment income (loss)(2)	0.27	0.14	(0.02)	(0.05)	—	(3)
Net realized and unrealized gain on investments	8.38	3.40	1.46	4.64	0.12
Net increase in net assets resulting from operations	8.65	3.54	1.44	4.59	0.12
Less Distributions from:
Net investment income	(0.35)	—	—	(0.06)	—
Net realized gains	—	(3.94)	—	(0.09)	—
Total distribution to shareholders	(0.35)	(3.94)	—	(0.15)	—
Net asset value, end of period	$38.90	$30.60	$31.00	$29.56	$25.12
Total Return at NAV(4)	28.57%	13.31%	4.87%	18.29%	0.48%
Total Return at Market(4)	39.62%	5.10%	3.25%	18.24%	0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$1,946	$1,530	$1,550	$4,434	$2,513
Ratios to average net assets of:
Expenses, net of expense waivers	0.83%	0.84%	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	9.81%	11.56%	6.95%	4.52%	17.21	%(5)
Net investment income (loss), net of waivers	0.78%	0.48%	(0.07)%	(0.18)%	(0.10	)%(5)
Portfolio turnover rate(6)	66%	112%	110%	45%	11	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Financial Highlights

Columbia Select Large Cap Growth ETF

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$29.33	$30.71	$29.62	$25.09	$25.00
Net investment income (loss)(2)	0.04	(0.04)	(0.11)	(0.06)	—	(3)
Net realized and unrealized gain on investments	11.03	1.27	1.20	4.73	0.09
Net increase in net assets resulting from operations	11.07	1.23	1.09	4.67	0.09
Less Distributions from:
Net investment income	(0.05)	—	—	(0.04)	—
Net realized gains	—	(2.61)	—	(0.10)	—
Total distribution to shareholders	(0.05)	(2.61)	—	(0.14)	—
Net asset value, end of period	$40.35	$29.33	$30.71	$29.62	$25.09
Total Return at NAV(4)	37.79%	4.77%	3.68%	18.64%	0.36%
Total Return at Market(4)	49.83%	(3.51)%	3.82%	18.31%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$14,123	$7,334	$9,215	$8,887	$2,509
Ratios to average net assets of:
Expenses, net of expense waivers	0.84%	0.85%	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	2.56%	3.11%	3.61%	3.57%	17.36	%(5)
Net investment income (loss), net of waivers	0.11%	(0.15)%	(0.34)%	(0.22)%	(0.08	)%(5)
Portfolio turnover rate(6)	42%	58%	127%	51%	6	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Financial Highlights

Columbia Select Large Cap Value ETF

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period May 1, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.88	$30.46	$33.38	$30.33	$25.00
Net investment income(2)	0.59	0.46	0.45	0.46	0.22
Net realized and unrealized gain on investments	8.98	3.76	0.37 (3)	4.26	5.11
Net increase in net assets resulting from operations	9.57	4.22	0.82	4.72	5.33
Less Distributions from:
Net investment income	(0.48)	(0.39)	(0.56)	(0.94)	—
Net realized gains	(0.18)	(3.41)	(3.18)	(0.73)	—
Total distribution to shareholders	(0.66)	(3.80)	(3.74)	(1.67)	—
Net asset value, end of period	$39.79	$30.88	$30.46	$33.38	$30.33
Total Return at NAV(4)	31.59%	15.50%	2.03%	15.99%	21.32%
Total Return at Market(4)	31.61%	15.76%	1.86%	16.30%	21.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$3,980	$3,088	$3,047	$1,670	$3,034
Ratios to average net assets of:
Expenses, net of expense waivers	0.80%	0.81%	0.79%	0.79%	0.79	%(5)
Expenses, prior to expense waivers	4.97%	6.26%	9.25%	8.43%	12.10	%(5)
Net investment income, net of waivers	1.67%	1.55%	1.43%	1.44%	1.62	%(5)
Portfolio turnover rate(6)	4%	12%	143%	16%	18	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Financial Highlights

Columbia Core Bond ETF

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period January 29, 2010(1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$53.53	$52.88	$52.52	$50.00
Net investment income(2)	1.02	1.19	1.65	1.39
Net realized and unrealized gain (loss) on investments	(1.69)	1.74	0.92	2.37
Net increase (decrease) in net assets resulting from operations	(0.67)	2.93	2.57	3.76
Less Distributions from:
Net investment income	(1.21)	(1.35)	(1.83)	(1.24)
Net realized gains	(0.29)	(0.93)	(0.38)	—
Total distribution to shareholders	(1.50)	(2.28)	(2.21)	(1.24)
Net asset value, end of period	$51.36	$53.53	$52.88	$52.52
Total Return at NAV(3)	(1.26)%	5.73%	5.12%	7.62%
Total Return at Market(3)	(3.96)%	5.73%	8.16%	6.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$5,136	$5,354	$5,289	$2,626
Ratios to average net assets of:
Expenses, net of expense waivers	0.53%	0.40%	0.35%	0.35	%(4)
Expenses, prior to expense waivers	4.31%	4.71%	5.77%	6.35	%(4)
Net investment income, net of waivers	1.96%	2.26%	3.19%	3.60	%(4)
Portfolio turnover rate(5)	178%	176%	116%	123	%(6)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(4)  Annualized.

(5)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(6)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Financial Highlights

Columbia Intermediate Municipal Bond ETF

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period January 29, 2010(1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$54.80	$52.16	$51.71	$50.00
Net investment income(2)	1.37	1.36	1.38	1.09
Net realized and unrealized gain (loss) on investments	(2.10)	2.65	0.76	1.66
Net increase (decrease) in net assets resulting from operations	(0.73)	4.01	2.14	2.75
Less Distributions from:
Net investment income	(1.43)	(1.37)	(1.35)	(1.04)
Net realized gains	(0.02)	—	(0.34)	—
Total distribution to shareholders	(1.45)	(1.37)	(1.69)	(1.04)
Net asset value, end of period	$52.62	$54.80	$52.16	$51.71
Total Return at NAV(3)	(1.35)%	7.77%	4.29%	5.56%
Total Return at Market(3)	(2.45)%	7.97%	4.43%	5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$5,262	$8,221	$5,216	$2,586
Ratios to average net assets of:
Expenses, net of expense waivers	0.50%	0.42%	0.35%	0.35	%(4)
Expenses, prior to expense waivers	2.94%	3.48%	5.53%	5.59	%(4)
Net investment income, net of waivers	2.54%	2.53%	2.69%	2.84	%(4)
Portfolio turnover rate(5)	9%	5%	6%	92	%(6)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(4)  Annualized.

(5)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(6)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia ETF Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds):

Fund Name	Former Fund Name
Columbia Large Cap Growth ETF	Columbia Growth Equity Strategy Fund
Columbia Select Large Cap Growth ETF	Columbia Large-Cap Growth Equity Strategy Fund
Columbia Select Large Cap Value ETF	Columbia Concentrated Large Cap Value Strategy Fund
Columbia Core Bond ETF	Columbia Core Bond Strategy Fund
Columbia Intermediate Municipal Bond ETF	Columbia Intermediate Municipal Bond Strategy Fund

Effective March 1, 2013, for Columbia Large-Cap Growth Equity Strategy Fund, Columbia Concentrated Large Cap Value Strategy Fund, Columbia Core Bond Strategy Fund and Columbia Intermediate Municipal Bond Strategy Fund and effective March 25, 2013, for Columbia Growth Equity Strategy Fund, each Fund presented in these financial statements was renamed as disclosed above.

Each Fund currently operates as a diversified fund with the exception of Columbia Select Large Cap Growth ETF, which is a non-diversified fund.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation units are issued and redeemed generally in-kind for a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not redeemable securities of the Funds.

Fund Shares

Each Fund issues and redeems shares on a continuous basis at the Net Asset Value (NAV) only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Funds are issued and redeemed in-kind for investment securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

The Funds may impose a Creation Transaction Fee on purchases of Creation Units. The Creation Transaction Fee, which is paid to the affected Fund, is designed to protect existing shareholders of that Fund from the costs associated with issuing Creation Units. Each Fund charges a fixed transaction fee for each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee of up to 2.00% of each Creation Unit purchased or redeemed is applicable for Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF. Each Fund may also impose a Redemption Transaction Fee on the redemption of Creation Units. The Redemption Transaction Fee, which is charged at the same rate as the Creation Transaction Fee, including, as applicable, a variable transaction fee, is paid to the affected Fund and is designed to protect existing shareholders of that Fund from the costs associated with redeeming Creation Units.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities as collateral in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

Columbia Core Bond ETF may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price designated as collateral.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the NYSE is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the

Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly for Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF. Distributions from net investment income are declared and paid annually for each of the remaining Funds. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncements

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

Note 3. Fees and Compensation Paid

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (Columbia or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's average daily net assets increase:

	Fee Range
Columbia Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Value ETF	0.77	% - 0.58%
Columbia Core Bond ETF	0.50	% - 0.34%
Columbia Intermediate Municipal Bond ETF	0.48	% - 0.29%

The effective investment management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2013, was as follows:

Effective Fee Rate
Columbia Large Cap Growth ETF	0.77%
Columbia Select Large Cap Growth ETF	0.77%
Columbia Select Large Cap Value ETF	0.77%
Columbia Core Bond ETF	0.50%
Columbia Intermediate Municipal Bond ETF	0.48%

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were as follows:

Columbia Large Cap Growth ETF	$1,297
Columbia Select Large Cap Growth ETF	1,313
Columbia Select Large Cap Value ETF	1,302
Columbia Core Bond ETF	1,306
Columbia Intermediate Municipal Bond ETF	1,312

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Funds, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

Distribution and Service Fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (the Service Providers) at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board, however, and there are no current plans to impose these fees.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the following annual rates as a percentage of the respective Fund's average daily net assets:

	March 1, 2013 Through February 28, 2014	Prior to March 1, 2013
Columbia Large Cap Growth ETF	0.86%	0.77%
Columbia Select Large Cap Growth ETF	0.86%	0.79%
Columbia Select Large Cap Value ETF	0.79%	0.83%
Columbia Core Bond ETF	0.56%	0.47%
Columbia Intermediate Municipal Bond ETF	0.51%	0.48%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. This agreement may be modified or amended only with approval from all parties.

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, non-deductible expenses, and gain (loss) on in-kind redemptions. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statements of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statements of Assets and Liabilities the following reclassifications were made:

	Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Large Cap Growth ETF	$145	$(16,615)	$16,470
Columbia Select Large Cap Growth ETF	903	—	(903)
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	16,985	(16,967)	(18)
Columbia Intermediate Municipal Bond ETF	—	—	—

Net investment income and net realized gains (losses), as disclosed in the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013			Year Ended October 31, 2012
	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gains	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gains
Columbia Large Cap Growth ETF	$17,513	$—	$—	$66,238	$—	$130,761
Columbia Select Large Cap Growth ETF	12,028	—	—	343,839	—	438,035
	Year Ended October 31, 2013			Year Ended October 31, 2012
	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gains	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gains
Columbia Select Large Cap Value ETF	$48,142	$—	$17,649	$259,539	$—	$120,813
Columbia Core Bond ETF	120,906	—	29,441	200,805	—	27,376
Columbia Intermediate Municipal Bond ETF	2,184	185,420	1,418	—	165,748	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Accumulated Long-Term Gain	Accumulated Realized Loss	Unrealized Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$32,976	$68,704	$—	$461,806
Columbia Select Large Cap Growth ETF	—	—	(48,934)	3,045,170
Columbia Select Large Cap Value ETF	41,542	30,615	—	887,010
Columbia Core Bond ETF	15,539	—	(36,543)	142,207
Columbia Intermediate Municipal Bond ETF	23,514	—	(80,134)	213,408

At October 31, 2013, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$1,495,302	$471,577	$(9,771)	$461,806
Columbia Select Large Cap Growth ETF	11,055,903	3,134,854	(89,684)	3,045,170
Columbia Select Large Cap Value ETF	3,110,665	940,198	(53,188)	887,010
Columbia Core Bond ETF	5,754,660	164,928	(22,721)	142,207
Columbia Intermediate Municipal Bond ETF	5,002,569	255,233	(41,825)	213,408

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Unlimited Short-Term	Unlimited Long-Term	Total
Columbia Large Cap Growth ETF	$—	$—	$—
Columbia Select Large Cap Growth ETF	48,934	—	48,934
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	19,711	16,832	36,543
Columbia Intermediate Municipal Bond ETF	57,760	22,734	80,134

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

For the year ended October 31, 2013, the amount of capital loss carryforward utilized and expired unused were as follows:

	Utilized	Expired
Columbia Large Cap Growth ETF	$42,181	$—
Columbia Select Large Cap Growth ETF	564,892	—
Columbia Select Large Cap Value ETF	—	—
Columbia Core Bond ETF	—	—
Columbia Intermediate Municipal Bond ETF	—	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2013, the Funds will elect to treat the following late year ordinary losses and post-October capital losses as arising on November 1, 2013:

	Late Year Ordinary Losses		Post-October Capital Losses
Columbia Large Cap Growth ETF		$—		$—
Columbia Select Large Cap Growth ETF	15,205		—
Columbia Select Large Cap Value ETF	—		—
Columbia Core Bond ETF	—		—
Columbia Intermediate Municipal Bond ETF	—		—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended October 31, 2013, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Large Cap Growth ETF	$—	$—	$1,108,940	$1,106,949
Columbia Select Large Cap Growth ETF	—	—	3,746,874	3,722,783
Columbia Select Large Cap Value ETF	—	—	153,830	154,223
Columbia Core Bond ETF	9,020,411	9,044,215	366,211	264,760
Columbia Intermediate Municipal Bond ETF	—	—	601,030	2,906,736

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions. Such contributions are accounted for at the fair market value of the in-kinds securities contributed on the date of contribution. For the year ended October 31, 2013, the cost basis in securities contributed was as follows:

Cost
Columbia Select Large Cap Growth ETF	$3,939,311

Note 7. Significant Risks

Technology and Technology-related Investment Risk

Columbia Large Cap Growth ETF and Columbia Select Large Cap Growth ETF invest a substantial portion of their assets in technology and technology-related companies. The market price of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Consumer Discretionary Risk

Columbia Large Cap Growth ETF may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Financial Sector Risk

Columbia Select Large Cap Value ETF may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Health Care Sector Risk

Columbia Select Large Cap Growth ETF may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Non-Diversification Risk

Columbia Select Large Cap Growth ETF is non-diversified. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. This Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

High Yield Securities Risk

Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF may invest in high-yield fixed income

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

securities, which may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Core Bond ETF to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Core Bond ETF to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

Annual Report 2013

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2013

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of each of the portfolios comprising Columbia ETF Trust, as described in Note 1, hereafter referred to as (the "Funds") at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended October 31, 2010 and prior were audited by other auditors whose report dated December 30, 2010 expressed an unqualified opinion with an emphasis of matter paragraph expressing doubt about the ability of the Funds to continue as a going concern if the Funds' former investment manager was unable to consummate a transaction to sell its ownership interests or recapitalize.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

Annual Report 2013

Columbia ETF Trust

Federal Income Tax Information

(Unaudited)

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution qualifying for the corporate dividend received deduction ("DRD"), and the individual qualified dividend rate ("QDI") is presented below.

Fund	DRD	QDI
Columbia Large Cap Growth ETF	81.21%	92.58%
Columbia Select Large Cap Growth ETF	100.00%	100.00%
Columbia Select Large Cap Value ETF	100.00%	100.00%
Columbia Core Bond ETF	—	—
Columbia Intermediate Municipal Bond ETF	—	—

The Funds report the following as capital gain dividends with respect to the fiscal year ended October 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Columbia Large Cap Growth ETF	$—
Columbia Select Large Cap Growth ETF	—
Columbia Select Large Cap Value ETF	17,649
Columbia Core Bond ETF	—
Columbia Intermediate Municipal Bond ETF	1,418

The Funds report the following for income distributions:

Fund
Columbia Large Cap Growth ETF	$17,513
Columbia Select Large Cap Growth ETF	12,028
Columbia Select Large Cap Value ETF	48,142
Columbia Core Bond ETF	150,347
Columbia Intermediate Municipal Bond ETF	2,184

Annual Report 2013

Columbia ETF Trust

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 South Marquette Ave. Minneapolis, MN 55402 1954	Board member since 5/11	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 4/13	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 South Marquette Ave. Minneapolis, MN 55402 1954	Board member since 5/11	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 4/13	Retired	130

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2013; McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 South Marquette Ave. Minneapolis, MN 55402 1950	Board member since 5/11	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 4/13	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia ETF Trust

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 4/13	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 South Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board since 5/11	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (Irrigation systems manufacturer) since 2002
Catherine James Paglia 901 South Marquette Ave. Minneapolis, MN 55402 1952	Board member since 5/11	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (Irrigation systems manufacturer) since 2012
Leroy C. Richie 901 South Marquette Ave. Minneapolis, MN 55402 1941	Board member since 5/11	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc.
				(digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 4/13	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 5/11	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia ETF Trust

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 4/13	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2013

Columbia ETF Trust

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1946	Board member and Senior Vice President since 5/11

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagementetf.com.

Annual Report 2013

Columbia ETF Trust

Trustees and Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for Columbia ETF Trust	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2011)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer and Chief Financial Officer (2011)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President, Chief Legal Officer and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2011)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President and Assistant Secretary (2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President and Chief Accounting Officer (2011)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President and Assistant Secretary (2011)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General
Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2011)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President and Assistant Treasurer (2011)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2011)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia ETF Trust

Important Information About This Report

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting www.columbiamanagementetf.com or searching the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

Annual Report 2013

Columbia ETF Trust

225 Franklin Street
Boston, MA 02110

columbiamanagementetf.com

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETF's, visit columbiamanagementetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN146_10_C01_(12/13)

Item 2. Code of Ethics.

a). The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b). During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

c). During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has determined that its Audit Committee has five audit committee financial experts, as that term is defined under Items 3(b) and 3(c), serving on its audit committee. That Audit Committee members, Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, are independent Trustees, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the five funds of the Registrant that had a fiscal year ending October 31, 2013 and whose financial statements are reported in Item 1.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2013: $43,000

2012: $53,000

b).  Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2013: $2,000

2012: $2,000

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2013: $15,800

2012: $15,820

d).  All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2013: $0

2012: $0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser (“the Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund a (“Control Affiliate”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (“the Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ( “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a general description of the services, by category with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category with actual fees during the current reporting period.

(e)(2)100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g)       The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years are as follows:

2013: $0

2012: $0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99. CODEETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President and Principal Executive Officer

Date: December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President and Principal Executive Officer

Date: December 20, 2013

By:	/s/ Michael G. Clarke

Michael G. Clarke, Treasurer and Chief Financial Officer

Date: December 20, 2013